Quarterly Financial Supplement Fiscal third quarter of 2026 results

TABLE OF CONTENTS PAGE Consolidated Statements of Income (Unaudited) 3 Consolidated Selected Key Metrics (Unaudited) 4 Segment Results Private Client Group (Unaudited) 6 Capital Markets (Unaudited) 7 Asset Management (Unaudited) 8 Bank (Unaudited) 9 Other (Unaudited) 10 Bank Segment Selected Key Metrics (Unaudited) 11 Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) 12 Footnotes 18 RAYMOND JAMES FINANCIAL, INC.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

in millions, except per share amounts	Three months ended					% change from		Nine months ended		
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	June 30, 2025	March 31, 2026	June 30, 2025	**June 30, 2026**	% change
Revenues:										
Asset management and related administrative fees	$ 1,733	$ 1,877	$ 1,999	$ 2,016	**$ 2,075**	20 %	3 %	$ 5,201	**$ 6,090**	17 %
Brokerage revenues:										
Securities commissions	431	473	486	507	**503**	17 %	(1)%	1,302	**1,496**	15 %
Principal transactions	128	133	126	136	**126**	(2)%	(7)%	396	**388**	(2)%
Total brokerage revenues	559	606	612	643	**629**	13 %	(2)%	1,698	**1,884**	11 %
Account and service fees	302	297	308	311	**316**	5 %	2 %	965	**935**	(3)%
Investment banking	212	316	208	279	**291**	37 %	4 %	753	**778**	3 %
Interest income	990	1,014	1,007	960	**994**	— %	4 %	2,980	**2,961**	(1)%
Other	46	80	42	53	**57**	24 %	8 %	125	**152**	22 %
Total revenues	3,842	4,190	4,176	4,262	**4,362**	14 %	2 %	11,722	**12,800**	9 %
Interest expense	(444)	(463)	(441)	(403)	**(434)**	(2)%	8 %	(1,384)	**(1,278)**	(8)%
Net revenues	3,398	3,727	3,735	3,859	**3,928**	16 %	2 %	10,338	**11,522**	11 %
Non-interest expenses:										
Compensation, commissions and benefits	2,202	2,394	2,450	2,541	**2,579**	17 %	1 %	6,678	**7,570**	13 %
Non-compensation expenses:										
Communications and information processing	191	199	194	206	**203**	6 %	(1)%	553	**603**	9 %
Occupancy and equipment	77	84	80	80	**85**	10 %	6 %	224	**245**	9 %
Business development	77	82	81	75	**95**	23 %	27 %	209	**251**	20 %
Investment sub-advisory fees	56	60	63	63	**63**	13 %	— %	163	**189**	16 %
Professional fees	42	53	37	36	**63**	50 %	75 %	110	**136**	24 %
Bank loan provision/(benefit) for credit losses	15	6	(3)	5	**(26)**	NM	NM	31	**(24)**	NM
Other [1]	175	118	105	118	**116**	(34)%	(2)%	387	**339**	(12)%
Total non-compensation expenses	633	602	557	583	**599**	(5)%	3 %	1,677	**1,739**	4 %
Total non-interest expenses	2,835	2,996	3,007	3,124	**3,178**	12 %	2 %	8,355	**9,309**	11 %
Pre-tax income	563	731	728	735	**750**	33 %	2 %	1,983	**2,213**	12 %
Provision for income taxes	127	127	165	191	**155**	22 %	(19)%	452	**511**	13 %
Net income	436	604	563	544	**595**	36 %	9 %	1,531	**1,702**	11 %
Preferred stock dividends	1	1	1	2	**—**	(100)%	(100)%	4	**3**	(25)%
Net income available to common shareholders	$ 435	$ 603	$ 562	$ 542	**$ 595**	37 %	10 %	$ 1,527	**$ 1,699**	11 %
Earnings per common share – basic [2]	$ 2.16	$ 3.03	$ 2.85	$ 2.76	**$ 3.06**	42 %	11 %	$ 7.51	**$ 8.67**	15 %
Earnings per common share – diluted [2]	$ 2.12	$ 2.95	$ 2.79	$ 2.72	**$ 3.01**	42 %	11 %	$ 7.35	**$ 8.52**	16 %
Weighted-average common shares outstanding – basic	201.2	199.0	197.1	196.1	**194.0**	(4)%	(1)%	203.0	**195.7**	(4)%
Weighted-average common and common equivalent shares outstanding – diluted	205.5	203.8	201.4	199.2	**197.2**	(4)%	(1)%	207.6	**199.1**	(4)%

Please refer to the footnotes at the end of this supplement for additional information.

3

As of % change from $ in billions, except per share amounts June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 June 30, 2025 March 31, 2026 Total assets $ 84.8 $ 88.2 $ 88.8 $ 91.9 $ 94.2 11% 3 % Total common equity attributable to Raymond James Financial, Inc. $ 12.2 $ 12.4 $ 12.5 $ 12.6 $ 12.7 4% 1 % Book value per share (3) $ 60.90 $ 62.72 $ 63.41 $ 64.58 $ 66.11 9% 2 % Tangible book value per share (3) (4) $ 52.32 $ 54.12 $ 54.82 $ 55.14 $ 53.74 3% (3) % Capital ratios: Tier 1 leverage 13.1% 13.1% 12.7% 12.4% 11.7% (5) Tier 1 capital 22.9% 23.0% 23.2% 22.9% 21.6% (5) Common equity tier 1 22.7% 22.9% 23.0% 22.9% 21.6% (5) Total capital 24.2% 24.1% 24.3% 24.0% 22.5% (5) $ in millions June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 June 30, 2025 March 31, 2026 June 30, 2025 June 30, 2026 % change Adjusted pre-tax income (4) $ 582 $ 770 $ 748 $ 762 $ 782 34% 3% $ 2,041 $ 2,292 12 % Adjusted net income available to common shareholders (4) $ 449 $ 635 $ 577 $ 564 $ 620 38% 10% $ 1,570 $ 1,761 12 % Adjusted earnings per common share – basic (2) (4) $ 2.23 $ 3.19 $ 2.92 $ 2.88 $ 3.19 43% 11% $ 7.72 $ 8.99 16 % Adjusted earnings per common share – diluted (2) (4) $ 2.18 $ 3.11 $ 2.86 $ 2.83 $ 3.14 44% 11% $ 7.55 $ 8.83 17 % Return on common equity (6) 14.3% 19.6% 18.0% 17.3% 18.8% 17.1% 18.1 % Adjusted return on common equity (4) (6) 14.8% 20.6% 18.5% 18.0% 19.6% 17.5% 18.7 % Adjusted return on tangible common equity (4) (6) 17.2% 23.9% 21.4% 20.9% 23.5% 20.5% 22.0 % Pre-tax margin (7) 16.6% 19.6% 19.5% 19.0% 19.1% 19.2% 19.2 % Adjusted pre-tax margin (4) (7) 17.1% 20.7% 20.0% 19.7% 19.9% 19.7% 19.9 % Total compensation ratio (8) 64.8% 64.2% 65.6% 65.8% 65.7% 64.6% 65.7 % Adjusted total compensation ratio (4) (8) 64.5% 64.0% 65.4% 65.7% 65.5% 64.4% 65.5 % Effective tax rate 22.6% 17.4% 22.7% 26.0% 20.7% 22.8% 23.1 % Three months ended % change from Nine months ended RAYMOND JAMES FINANCIAL, INC. Consolidated Selected Key Metrics (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 4

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

Client asset metrics ($ in billions)	As of June 30, 2025	As of September 30, 2025	As of December 31, 2025	As of March 31, 2026	As of **June 30, 2026**	% change from June 30, 2025	% change from March 31, 2026
Client assets under administration	$ 1,637.1	$ 1,730.6	$ 1,773.1	$ 1,762.9	**$ 1,922.4**	17 %	9 %
Private Client Group assets under administration	$ 1,574.2	$ 1,666.5	$ 1,708.5	$ 1,699.0	**$ 1,856.5**	18 %	9 %
Private Client Group assets in fee-based accounts	$ 943.9	$ 1,008.1	$ 1,040.1	$ 1,043.2	**$ 1,153.8**	22 %	11 %
Financial assets under management [9]	$ 263.2	$ 274.9	$ 280.8	$ 282.4	**$ 345.0**	31 %	22 %

Net new assets metrics [10] ($ in millions)	Three months ended June 30, 2025	Three months ended September 30, 2025	Three months ended December 31, 2025	Three months ended March 31, 2026	Three months ended **June 30, 2026**	Nine months ended June 30, 2025	Nine months ended **June 30, 2026**
Domestic Private Client Group net new assets	$ 11,651	$ 17,930	$ 30,828	$ 22,954	**$ 21,692**	$ 34,501	**$ 75,474**
Domestic Private Client Group net new assets growth — annualized	3.4 %	5.0 %	8.0 %	5.8 %	**5.5 %**	3.3 %	**6.6 %**

Clients' domestic cash sweep and Enhanced Savings Program balances ($ in millions)	As of June 30, 2025	As of September 30, 2025	As of December 31, 2025	As of March 31, 2026	As of **June 30, 2026**	% change from June 30, 2025	% change from March 31, 2026
Raymond James Bank Deposit Program ("RJBDP"): [11]							
Bank segment [11]	$ 26,635	$ 26,555	$ 27,819	$ 29,829	**$ 26,004**	(2)%	(13)%
Third-party banks	13,878	14,761	15,996	13,597	**16,243**	17 %	19 %
Subtotal RJBDP	40,513	41,316	43,815	43,426	**42,247**	4 %	(3)%
Client Interest Program	1,640	1,572	1,815	1,843	**1,677**	2 %	(9)%
Total clients' domestic cash sweep balances	42,153	42,888	45,630	45,269	**43,924**	4 %	(3)%
Enhanced Savings Program ("ESP") [12]	13,027	13,465	12,448	12,493	**14,911**	14 %	19 %
Total clients' domestic cash sweep and ESP balances	$ 55,180	$ 56,353	$ 58,078	$ 57,762	**$ 58,835**	7 %	2 %

Net interest income and RJBDP fees ($ in millions)	Three months ended June 30, 2025	Three months ended September 30, 2025	Three months ended December 31, 2025	Three months ended March 31, 2026	Three months ended **June 30, 2026**	% change from June 30, 2025	% change from March 31, 2026	Nine months ended June 30, 2025	Nine months ended **June 30, 2026**	**% change**
Net interest income and RJBDP fees (third-party banks)	$ 656	$ 653	$ 667	$ 650	**$ 658**	— %	1 %	$ 1,980	**$ 1,975**	— %
Average yield on RJBDP - third-party banks [13]	2.96 %	2.91 %	2.76 %	2.70 %	**2.75 %**			3.03 %	**2.74 %**	

Please refer to the footnotes at the end of this supplement for additional information.

5

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

$ in millions	Three months ended June 30, 2025	Three months ended September 30, 2025	Three months ended December 31, 2025	Three months ended March 31, 2026	Three months ended **June 30, 2026**	% change from June 30, 2025	% change from March 31, 2026	Nine months ended June 30, 2025	Nine months ended **June 30, 2026**	% change
Revenues:										
Asset management and related administrative fees	$ 1,462	$ 1,585	$ 1,693	$ 1,711	**$ 1,734**	19 %	1 %	$ 4,395	**$ 5,138**	17 %
Brokerage revenues:										
Mutual and other fund products	146	155	164	176	**170**	16 %	(3)%	450	**510**	13 %
Insurance and annuity products	129	147	132	132	**142**	10 %	8 %	364	**406**	12 %
Equities, ETFs, and fixed income products	145	163	174	180	**173**	19 %	(4)%	458	**527**	15 %
Total brokerage revenues	420	465	470	488	**485**	15 %	(1)%	1,272	**1,443**	13 %
Account and service fees:										
Mutual fund and other investment products	126	136	142	152	**149**	18 %	(2)%	382	**443**	16 %
RJBDP fees: [11]										
Bank segment	193	191	188	187	**185**	(4)%	(1)%	563	**560**	(1)%
Third-party banks	110	102	101	93	**98**	(11)%	5 %	384	**292**	(24)%
Client account and other fees	72	67	71	74	**78**	8 %	5 %	208	**223**	7 %
Total account and service fees	501	496	502	506	**510**	2 %	1 %	1,537	**1,518**	(1)%
Investment banking	9	9	8	7	**9**	— %	29 %	26	**24**	(8)%
Interest income	114	118	114	107	**115**	1 %	7 %	350	**336**	(4)%
All other	5	13	4	8	**8**	60 %	— %	16	**20**	25 %
Total revenues	2,511	2,686	2,791	2,827	**2,861**	14 %	1 %	7,596	**8,479**	12 %
Interest expense	(23)	(26)	(23)	(17)	**(20)**	(13)%	18 %	(74)	**(60)**	(19)%
Net revenues	2,488	2,660	2,768	2,810	**2,841**	14 %	1 %	7,522	**8,419**	12 %
Non-interest expenses:										
Financial advisor compensation:										
Commissions, benefits and other compensation	1,317	1,434	1,512	1,554	**1,566**	19 %	1 %	3,964	**4,632**	17 %
Recruiting and retention-related compensation [14]	97	98	107	111	**117**	21 %	5 %	274	**335**	22 %
Total financial advisor compensation	1,414	1,532	1,619	1,665	**1,683**	19 %	1 %	4,238	**4,967**	17 %
Administrative compensation and benefits	389	419	432	443	**441**	13 %	— %	1,195	**1,316**	10 %
Total compensation, commissions and benefits	1,803	1,951	2,051	2,108	**2,124**	18 %	1 %	5,433	**6,283**	16 %
Non-compensation expenses	274	293	278	286	**294**	7 %	3 %	785	**858**	9 %
Total non-interest expenses	2,077	2,244	2,329	2,394	**2,418**	16 %	1 %	6,218	**7,141**	15 %
Pre-tax income	$ 411	$ 416	$ 439	$ 416	**$ 423**	3 %	2 %	$ 1,304	**$ 1,278**	(2)%

Please refer to the footnotes at the end of this supplement for additional information.

6

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from		Nine months ended		
$ in millions	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	June 30, 2025	March 31, 2026	June 30, 2025	**June 30, 2026**	% change
Revenues:										
Brokerage revenues:										
Fixed income	$ 97	$ 99	$ 91	$ 104	**$ 99**	2 %	(5)%	$ 298	**$ 294**	(1)%
Equity	41	41	50	52	**50**	22 %	(4)%	127	**152**	20 %
Total brokerage revenues	138	140	141	156	**149**	8 %	(4)%	425	**446**	5 %
Investment banking:										
Merger & acquisition and advisory	105	163	119	139	**150**	43 %	8 %	460	**408**	(11)%
Equity underwriting	38	46	31	56	**50**	32 %	(11)%	104	**137**	32 %
Debt underwriting	60	100	50	77	**85**	42 %	10 %	163	**212**	30 %
Total investment banking	203	309	200	272	**285**	40 %	5 %	727	**757**	4 %
Interest income	27	27	28	27	**25**	(7)%	(7)%	84	**80**	(5)%
Affordable housing investments business revenues	33	58	31	28	**35**	6 %	25 %	82	**94**	15 %
All other	4	4	4	6	**6**	50 %	— %	13	**16**	23 %
Total revenues	405	538	404	489	**500**	23 %	2 %	1,331	**1,393**	5 %
Interest expense	(24)	(25)	(24)	(25)	**(23)**	(4)%	(8)%	(74)	**(72)**	(3)%
Net revenues	381	513	380	464	**477**	25 %	3 %	1,257	**1,321**	5 %
Non-interest expenses:										
Compensation, commissions and benefits	262	303	261	293	**300**	15 %	2 %	825	**854**	4 %
Non-compensation expenses [(1)]	173	120	110	120	**129**	(25)%	8 %	376	**359**	(5)%
Total non-interest expenses	435	423	371	413	**429**	(1)%	4 %	1,201	**1,213**	1 %
Pre-tax income/(loss)	$ (54)	$ 90	$ 9	$ 51	**$ 48**	NM	(6)%	$ 56	**$ 108**	93 %

Please refer to the footnotes at the end of this supplement for additional information.

7

Three months ended % change from Nine months ended $ in millions June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 June 30, 2025 March 31, 2026 June 30, 2025 June 30, 2026 % change Revenues: Asset management and related administrative fees: Managed programs $ 189 $ 204 $ 211 $ 211 $ 230 22% 9% $ 565 $ 652 15 % Administration and other 91 99 105 104 122 34% 17% 275 331 20 % Total asset management and related administrative fees 280 303 316 315 352 26% 12% 840 983 17 % Account and service fees 5 6 6 7 6 20% (14) % 17 19 12 % All other 6 5 4 5 4 (33) % (20) % 17 13 (24) % Net revenues 291 314 326 327 362 24% 11% 874 1,015 16 % Non-interest expenses: Compensation, commissions and benefits 54 60 59 65 76 41% 17% 169 200 18 % Non-compensation expenses 112 122 124 125 143 28% 14% 334 392 17 % Total non-interest expenses 166 182 183 190 219 32% 15% 503 592 18 % Pre-tax income $ 125 $ 132 $ 143 $ 137 $ 143 14% 4% $ 371 $ 423 14 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Asset Management (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 8

RAYMOND JAMES FINANCIAL, INC.

Segment Results - Bank (Unaudited)

$ in millions	Three months ended June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	% change from June 30, 2025	% change from March 31, 2026	Nine months ended June 30, 2025	**June 30, 2026**	% change
Revenues:										
Interest income	$ 823	$ 843	$ 831	$ 802	**$ 831**	1 %	4 %	$ 2,472	**$ 2,464**	— %
Interest expense	(383)	(401)	(361)	(330)	**(359)**	(6)%	9 %	(1,199)	**(1,050)**	(12)%
Net interest income	440	442	470	472	**472**	7 %	— %	1,273	**1,414**	11 %
All other	18	17	17	14	**16**	(11)%	14 %	44	**47**	7 %
Net revenues	458	459	487	486	**488**	7 %	— %	1,317	**1,461**	11 %
Non-interest expenses:										
Compensation and benefits	47	46	48	47	**47**	— %	— %	138	**142**	3 %
Non-compensation expenses:										
Bank loan provision/(benefit) for credit losses	15	6	(3)	5	**(26)**	NM	NM	31	**(24)**	NM
RJBDP fees to Private Client Group [11]	193	191	188	187	**185**	(4)%	(1)%	563	**560**	(1)%
All other	80	83	81	81	**76**	(5)%	(6)%	227	**238**	5 %
Total non-compensation expenses	288	280	266	273	**235**	(18)%	(14)%	821	**774**	(6)%
Total non-interest expenses	335	326	314	320	**282**	(16)%	(12)%	959	**916**	(4)%
Pre-tax income	$ 123	$ 133	$ 173	$ 166	**$ 206**	67 %	24 %	$ 358	**$ 545**	52 %

Please refer to the footnotes at the end of this supplement for additional information.

9

Three months ended % change from Nine months ended $ in millions June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 June 30, 2025 March 31, 2026 June 30, 2025 June 30, 2026 % change Revenues: Interest income $ 34 $ 37 $ 42 $ 34 $ 34 — % — % $ 102 $ 110 8 % All other — — 1 9 4 NM (56) % 7 14 100 % Total revenues 34 37 43 43 38 12% (12) % 109 124 14 % Interest expense (25) (25) (44) (44) (45) 80% 2% (75) (133) 77 % Net revenues 9 12 (1) (1) (7) NM (600) % 34 (9) NM Non-interest expenses: Compensation and benefits 36 35 31 29 30 (17) % 3% 112 90 (20) % All other 15 17 4 5 33 120% 560% 28 42 50 % Total non-interest expenses 51 52 35 34 63 24% 85% 140 132 (6) % Pre-tax loss $ (42) $ (40) $ (36) $ (35) $ (70) (67) % (100) % $ (106) $ (141) (33) % RAYMOND JAMES FINANCIAL, INC. Segment Results - Other (15) (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 10

RAYMOND JAMES FINANCIAL, INC.
Bank Segment Selected Key Metrics (Unaudited)

Bank Segment

$ in billions	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	% change from June 30, 2025	% change from March 31, 2026
	As of						
Total assets	$ 63.6	$ 65.3	$ 66.7	$ 69.0	**$ 70.1**	10 %	2 %
Bank deposits	$ 57.2	$ 58.9	$ 60.2	$ 62.4	**$ 63.3**	11 %	1 %

$ in millions	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	% change from June 30, 2025	% change from March 31, 2026
	As of						
Bank loans by portfolio segment:							
Securities-based loans [16]	$ 18,497	$ 19,775	$ 21,667	$ 23,007	**$ 24,767**	34 %	8 %
Commercial and industrial loans	10,754	10,777	10,801	10,489	**10,040**	(7)%	(4)%
Commercial real estate loans	7,777	7,840	7,753	7,972	**7,689**	(1)%	(4)%
Real estate investment trust loans	1,735	1,690	1,779	1,695	**1,671**	(4)%	(1)%
Residential mortgage loans	9,976	10,295	10,567	10,789	**11,223**	13 %	4 %
Tax-exempt loans	1,311	1,226	1,148	1,123	**1,101**	(16)%	(2)%
Total loans held for investment	50,050	51,603	53,715	55,075	**56,491**	13 %	3 %
Held for sale loans	255	416	168	198	**134**	(47)%	(32)%
Total loans held for sale and investment	50,305	52,019	53,883	55,273	**56,625**	13 %	2 %
Allowance for credit losses	(465)	(452)	(440)	(440)	**(398)**	(14)%	(10)%
Bank loans, net	$ 49,840	$ 51,567	$ 53,443	$ 54,833	**$ 56,227**	13 %	3 %
Total nonperforming assets	$ 214	$ 187	$ 208	$ 183	**$ 152**	(29)%	(17)%
Total criticized loans	$ 572	$ 660	$ 611	$ 607	**$ 593**	4 %	(2)%
Bank loan allowance for credit losses as a % of total loans held for investment	0.93 %	0.88 %	0.82 %	0.80 %	**0.70 %**		
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment [17]	*1.96 %*	*1.88 %*	*1.82 %*	*1.83 %*	***1.69 %***		
Nonperforming assets as a % of total assets	0.34 %	0.29 %	0.31 %	0.27 %	**0.22 %**		
Criticized loans as a % of total loans held for investment	1.14 %	1.28 %	1.14 %	1.10 %	**1.05 %**		

$ in millions	Three months ended June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	Nine months ended June 30, 2025	**June 30, 2026**
Net interest margin (net yield on interest-earning assets)	2.74 %	2.71 %	2.81 %	2.81 %	**2.71 %**	2.67 %	**2.78 %**
Bank loan provision/(benefit) for credit losses	$ 15	$ 6	$ (3)	$ 5	**$ (26)**	$ 31	**$ (24)**
Net charge-offs	$ 3	$ 19	$ 9	$ 5	**$ 15**	$ 22	**$ 29**

Please refer to the footnotes at the end of this supplement for additional information.

11

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe a certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended					Nine months ended	
$ in millions	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	June 30, 2025	**June 30, 2026**
Net income available to common shareholders	$ 435	$ 603	$ 562	$ 542	**$ 595**	$ 1,527	**$ 1,699**
Non-GAAP adjustments:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [18]	9	6	7	6	**8**	25	**21**
Other acquisition-related compensation	—	4	—	1	**—**	—	**1**
Total "Compensation, commissions and benefits" expense	9	10	7	7	**8**	25	**22**
Communications and information processing	—	2	1	3	**2**	—	**6**
Professional fees	—	8	2	4	**5**	2	**11**
Other:							
Amortization of identifiable intangible assets [19]	10	10	10	10	**14**	31	**34**
All other acquisition-related expenses	—	9	—	3	**3**	—	**6**
Total "Other" expense	10	19	10	13	**17**	31	**40**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	19	39	20	27	**32**	58	**79**
Tax effect of non-GAAP adjustments	(5)	(7)	(5)	(5)	**(7)**	(15)	**(17)**
Total non-GAAP adjustments, net of tax	14	32	15	22	**25**	43	**62**
Adjusted net income available to common shareholders [4]	$ 449	$ 635	$ 577	$ 564	**$ 620**	$ 1,570	**$ 1,761**
Pre-tax income	$ 563	$ 731	$ 728	$ 735	**$ 750**	$ 1,983	**$ 2,213**
Pre-tax impact of non-GAAP adjustments (as detailed above)	19	39	20	27	**32**	58	**79**
Adjusted pre-tax income [4]	$ 582	$ 770	$ 748	$ 762	**$ 782**	$ 2,041	**$ 2,292**
Compensation, commissions and benefits expense	$ 2,202	$ 2,394	$ 2,450	$ 2,541	**$ 2,579**	$ 6,678	**$ 7,570**
Less: Total compensation-related acquisition expenses (as detailed above) [18]	9	10	7	7	**8**	25	**22**
Adjusted "Compensation, commissions and benefits" expense [4]	$ 2,193	$ 2,384	$ 2,443	$ 2,534	**$ 2,571**	$ 6,653	**$ 7,548**

Please refer to the footnotes at the end of this supplement for additional information.

12

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

	Three months ended					Nine months ended	
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	June 30, 2025	**June 30, 2026**
Pre-tax margin (7)	16.6 %	19.6 %	19.5 %	19.0 %	**19.1 %**	19.2 %	**19.2 %**
Impact of non-GAAP adjustments on pre-tax margin:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention (18)	0.3 %	0.1 %	0.2 %	0.1 %	**0.2 %**	0.2 %	**0.2 %**
Other acquisition-related compensation	— %	0.1 %	— %	— %	**— %**	— %	**— %**
Total "Compensation, commissions and benefits" expense	0.3 %	0.2 %	0.2 %	0.1 %	**0.2 %**	0.2 %	**0.2 %**
Communications and information processing	— %	0.1 %	— %	0.1 %	**— %**	— %	**— %**
Professional fees	— %	0.2 %	— %	0.1 %	**0.1 %**	— %	**0.1 %**
Other:							
Amortization of identifiable intangible assets (19)	0.2 %	0.3 %	0.3 %	0.3 %	**0.4 %**	0.3 %	**0.3 %**
All other acquisition-related expenses	— %	0.3 %	— %	0.1 %	**0.1 %**	— %	**0.1 %**
Total "Other" expense	0.2 %	0.6 %	0.3 %	0.4 %	**0.5 %**	0.3 %	**0.4 %**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.5 %	1.1 %	0.5 %	0.7 %	**0.8 %**	0.5 %	**0.7 %**
Adjusted pre-tax margin (4) (7)	17.1 %	20.7 %	20.0 %	19.7 %	**19.9 %**	19.7 %	**19.9 %**
Total compensation ratio (8)	64.8 %	64.2 %	65.6 %	65.8 %	**65.7 %**	64.6 %	**65.7 %**
Less the impact of non-GAAP adjustments on compensation ratio:							
Acquisition-related retention (18)	0.3 %	0.1 %	0.2 %	0.1 %	**0.2 %**	0.2 %	**0.2 %**
Other acquisition-related compensation	— %	0.1 %	— %	— %	**— %**	— %	**— %**
Total "Compensation, commissions and benefits" expenses related to acquisitions	0.3 %	0.2 %	0.2 %	0.1 %	**0.2 %**	0.2 %	**0.2 %**
Adjusted total compensation ratio (4) (8)	64.5 %	64.0 %	65.4 %	65.7 %	**65.5 %**	64.4 %	**65.5 %**

Please refer to the footnotes at the end of this supplement for additional information.

13

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

	Three months ended					Nine months ended	
Earnings per common share (2)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	June 30, 2025	**June 30, 2026**
Basic	$ 2.16	$ 3.03	$ 2.85	$ 2.76	**$ 3.06**	$ 7.51	**$ 8.67**
Impact of non-GAAP adjustments on basic earnings per common share:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention (18)	0.04	0.03	0.04	0.03	**0.04**	0.12	**0.11**
Other acquisition-related compensation	—	0.02	—	0.01	**—**	—	**0.01**
Total "Compensation, commissions and benefits" expense	0.04	0.05	0.04	0.04	**0.04**	0.12	**0.12**
Communications and information processing	—	0.01	—	0.02	**0.01**	—	**0.03**
Professional fees	—	0.04	0.01	0.02	**0.03**	0.01	**0.06**
Other:							
Amortization of identifiable intangible assets (19)	0.05	0.05	0.05	0.05	**0.07**	0.15	**0.17**
All other acquisition-related expenses	—	0.05	—	0.02	**0.02**	—	**0.03**
Total "Other" expense	0.05	0.10	0.05	0.07	**0.09**	0.15	**0.20**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.09	0.20	0.10	0.15	**0.17**	0.28	**0.41**
Tax effect of non-GAAP adjustments	(0.02)	(0.04)	(0.03)	(0.03)	**(0.04)**	(0.07)	**(0.09)**
Total non-GAAP adjustments, net of tax	0.07	0.16	0.07	0.12	**0.13**	0.21	**0.32**
Adjusted basic (4)	$ 2.23	$ 3.19	$ 2.92	$ 2.88	**$ 3.19**	$ 7.72	**$ 8.99**

Please refer to the footnotes at the end of this supplement for additional information.
14

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Earnings per common share (2)	Three months ended June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	Nine months ended June 30, 2025	**June 30, 2026**
Diluted	$ 2.12	$ 2.95	$ 2.79	$ 2.72	**$ 3.01**	$ 7.35	**$ 8.52**
Impact of non-GAAP adjustments on diluted earnings per common share:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention (18)	0.04	0.03	0.03	0.03	**0.04**	0.12	**0.11**
Other acquisition-related compensation	—	0.02	—	—	**—**	—	**—**
Total "Compensation, commissions and benefits" expense	0.04	0.05	0.03	0.03	**0.04**	0.12	**0.11**
Communications and information processing	—	0.01	—	0.02	**0.01**	—	**0.03**
Professional fees	—	0.04	0.01	0.02	**0.03**	0.01	**0.06**
Other:							
Amortization of identifiable intangible assets (19)	0.04	0.05	0.05	0.05	**0.07**	0.14	**0.17**
All other acquisition-related expenses	—	0.04	—	0.02	**0.02**	—	**0.03**
Total "Other" expense	0.04	0.09	0.05	0.07	**0.09**	0.14	**0.20**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.08	0.19	0.09	0.14	**0.17**	0.27	**0.40**
Tax effect of non-GAAP adjustments	(0.02)	(0.03)	(0.02)	(0.03)	**(0.04)**	(0.07)	**(0.09)**
Total non-GAAP adjustments, net of tax	0.06	0.16	0.07	0.11	**0.13**	0.20	**0.31**
Adjusted diluted (4)	$ 2.18	$ 3.11	$ 2.86	$ 2.83	**$ 3.14**	$ 7.55	**$ 8.83**

Book value per share *$ in millions, except per share amounts*	As of June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**
Total common equity attributable to Raymond James Financial, Inc.	$ 12,180	$ 12,424	$ 12,491	$ 12,567	**$ 12,699**
Less non-GAAP adjustments:					
Goodwill and identifiable intangible assets, net	1,860	1,847	1,838	1,983	**2,608**
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(143)	(144)	(146)	(147)	**(232)**
Tangible common equity attributable to Raymond James Financial, Inc. (4)	$ 10,463	$ 10,721	$ 10,799	$ 10,731	**$ 10,323**
Common shares outstanding	200.0	198.1	197.0	194.6	**192.1**
Book value per share (3)	$ 60.90	$ 62.72	$ 63.41	$ 64.58	**$ 66.11**
Tangible book value per share (3) (4)	$ 52.32	$ 54.12	$ 54.82	$ 55.14	**$ 53.74**

Please refer to the footnotes at the end of this supplement for additional information.

15

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on common equity	Three months ended					Nine months ended	
$ in millions	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	June 30, 2025	**June 30, 2026**
Average common equity [20]	$ 12,157	$ 12,302	$ 12,458	$ 12,529	**$ 12,633**	$ 11,938	**$ 12,545**
Impact of non-GAAP adjustments on average common equity:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [18]	5	3	4	3	**4**	12	**10**
Other acquisition-related compensation	—	2	—	1	**—**	—	**1**
Total "Compensation, commissions and benefits" expense	5	5	4	4	**4**	12	**11**
Communications and information processing	—	1	1	1	**1**	—	**3**
Professional fees	—	4	1	2	**3**	1	**5**
Other:							
Amortization of identifiable intangible assets [19]	5	5	5	5	**7**	16	**16**
All other acquisition-related expenses	—	5	—	2	**2**	—	**2**
Total "Other" expense	5	10	5	7	**9**	16	**18**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	10	20	11	14	**17**	29	**37**
Tax effect of non-GAAP adjustments	(3)	(4)	(3)	(3)	**(4)**	(7)	**(8)**
Total non-GAAP adjustments, net of tax	7	16	8	11	**13**	22	**29**
Adjusted average common equity [4] [20]	$ 12,164	$ 12,318	$ 12,466	$ 12,540	**$ 12,646**	$ 11,960	**$ 12,574**

Please refer to the footnotes at the end of this supplement for additional information.

16

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on tangible common equity	Three months ended					Nine months ended	
$ in millions	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	**June 30, 2026**	June 30, 2025	**June 30, 2026**
Average common equity [20]	$ 12,157	$ 12,302	$ 12,458	$ 12,529	**$ 12,633**	$ 11,938	**$ 12,545**
Less:							
Average goodwill and identifiable intangible assets, net	1,858	1,854	1,843	1,911	**2,296**	1,865	**2,069**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(142)	(144)	(145)	(147)	**(190)**	(140)	**(168)**
Average tangible common equity [4] [20]	$ 10,441	$ 10,592	$ 10,760	$ 10,765	**$ 10,527**	$ 10,213	**$ 10,644**
Impact of non-GAAP adjustments on average tangible common equity:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [18]	5	3	4	3	**4**	12	**10**
Other acquisition-related compensation	—	2	—	1	**—**	—	**1**
Total "Compensation, commissions and benefits" expense	5	5	4	4	**4**	12	**11**
Communications and information processing	—	1	1	1	**1**	—	**3**
Professional fees	—	4	1	2	**3**	1	**5**
Other:							
Amortization of identifiable intangible assets [19]	5	5	5	5	**7**	16	**16**
All other acquisition-related expenses	—	5	—	2	**2**	—	**2**
Total "Other" expense	5	10	5	7	**9**	16	**18**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	10	20	11	14	**17**	29	**37**
Tax effect of non-GAAP adjustments	(3)	(4)	(3)	(3)	**(4)**	(7)	**(8)**
Total non-GAAP adjustments, net of tax	7	16	8	11	**13**	22	**29**
Adjusted average tangible common equity [4] [20]	$ 10,448	$ 10,608	$ 10,768	$ 10,776	**$ 10,540**	$ 10,235	**$ 10,673**
Return on common equity [6]	14.3 %	19.6 %	18.0 %	17.3 %	**18.8 %**	17.1 %	**18.1 %**
Adjusted return on common equity [4] [6]	14.8 %	20.6 %	18.5 %	18.0 %	**19.6 %**	17.5 %	**18.7 %**
Return on tangible common equity [4] [6]	16.7 %	22.8 %	20.9 %	20.1 %	**22.6 %**	19.9 %	**21.3 %**
Adjusted return on tangible common equity [4] [6]	17.2 %	23.9 %	21.4 %	20.9 %	**23.5 %**	20.5 %	**22.0 %**

Please refer to the footnotes at the end of this supplement for additional information.

17

Footnotes (1) Results for the three and nine months ended June 30, 2025 included a $58 million reserve increase associated with the settlement of a legal matter related to bond underwritings for a specific issuer sold to institutional investors between 2013 to 2015. The impact of this settlement was an increase in “Other” expense in the Capital Markets segment of $58 million for the three and nine months ended June 30, 2025. (2) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended September 30, 2025, December 31, 2025, and June 30, 2026, an insignificant amount for both of the three months ended June 30, 2025 and March 31, 2026, and $2 million for both of the nine months ended June 30, 2025 and 2026. (3) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (4) These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (5) Estimated. (6) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes. (7) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (8) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (9) On April 30, 2026, we completed our acquisition of Clark Capital Management Group, Inc. (“Clark Capital”), which has been integrated into our Asset Management segment. As of the acquisition date, Clark Capital contributed $36 billion of financial assets under management and $11 billion of non-discretionary assets, representing total client assets of $47 billion. (10) Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The domestic Private Client Group net new asset growth — annualized percentage is based on the beginning domestic Private Client Group assets under administration balance for the indicated period. (11) We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition. RJBDP balances swept to third-party banks are not included in our Bank deposits on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation. (12) Our Enhanced Savings Program is a deposit offering in which clients, substantially all within our Private Client Group, deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included within interest- bearing demand deposits in our net interest disclosures in this release. (13) Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. (14) PCG recruiting and retention-related compensation includes expenses related to cash and equity awards issued in conjunction with recruiting activities, as retention for existing advisors, or in conjunction with our acquisitions (as further described in footnote 18). Such awards are expensed over the requisite service period (typically between 5 and 10 years). (15) The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses. (16) Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market. (17) Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans. RAYMOND JAMES FINANCIAL, INC. 18

(18) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (19) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (20) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. RAYMOND JAMES FINANCIAL, INC. 19